UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2017

DELEK US HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38142	35-2581557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7102 Commerce Way Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 771-6701

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02.    Results of Operations and Financial Condition.

On August 2, 2017, Delek US Holdings, Inc. announced its financial results for the quarter ended June 30, 2017. The full text of the press release is furnished as Exhibit 99.1 hereto.

The information in the attached Exhibit is being furnished pursuant to Item 2.02 “Results of Operations and Financial Condition.” The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

The Company is also furnishing with this Current Report on Form 8-K certain unaudited historical financial information of Alon USA Energy, Inc. (“Alon USA”), which was acquired by the Company in the previously announced merger transaction that was completed effective July 1, 2017, as more fully described in Item 7.01 below and incorporated by reference herein.

Item 7.01  Regulation FD Disclosure.

The Company is furnishing herewith the unaudited consolidated financial statements of Alon USA as of and for the three and six months ended June 30, 2017 as Exhibit 99.2 and supplemental unaudited operational and segment data of Alon USA as of and for the three and six months ended June 30, 2017 as Exhibit 99.3 of this Current Report on Form 8-K in order to make publicly available the financial information that may be distributed to investors and potential investors of the Company.

The information contained in the attached Exhibits 99.2 and 99.3 is being furnished pursuant to Item 7.01 “Regulation FD Disclosure.” The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired.

Not applicable.

(b)    Pro-forma financial information.

Not applicable.

(c)    Shell company transactions.

Not applicable.

(d)    Exhibits.

99.1	Press release of Delek US Holdings, Inc. issued on August 2, 2017.

99.2	Unaudited Consolidated Financial Statements of Alon USA Energy, Inc. as of and for the three and six months ended June 30, 2017

99.3	Supplemental unaudited operational and segment data of Alon USA Energy, Inc. as of and for the three and six months ended June 30, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	August 2, 2017	DELEK US HOLDINGS, INC.

		By:	/s/ Kevin Kremke
		Name:	Kevin Kremke
		Title:	Executive Vice President / Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Delek US Holdings, Inc. issued on August 2, 2017.

99.2	Unaudited Consolidated Financial Statements of Alon USA Energy, Inc. as of and for the three and six months ended June 30, 2017

99.3	Supplemental unaudited operational and segment data of Alon USA Energy, Inc. as of and for the three and six months ended June 30, 2017